B U I L D I N G B R I G H T E R F U T U R E S Jim Grech, President & CEO | February 28, 2023 BMO Global Metals, Mining & Critical Minerals Conference

2 Disclosure Regarding Forward-Looking Statements This presentation contains forward-looking statements within the meaning of applicable securities laws. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words or variation of words such as "expects,” "anticipates," "intends," "plans," "believes," "seeks," "estimates," "projects," "forecasts," "targets," "would," "will," "should," "goal," "could" or "may" or other similar expressions. Forward-looking statements provide management's current expectations or predictions of future conditions, events or results. All statements that address operating performance, events, or developments that Peabody expects will occur in the future are forward-looking statements. They may include estimates of sales and other operating performance targets, cost savings, capital expenditures, other expense items, actions relating to strategic initiatives, demand for the company’s products, liquidity, capital structure, market share, industry volume, other financial items, descriptions of management’s plans or objectives for future operations and descriptions of assumptions underlying any of the above. All forward-looking statements speak only as of the date they are made and reflect Peabody’s good faith beliefs, assumptions and expectations, but they are not guarantees of future performance or events. Furthermore, Peabody disclaims any obligation to publicly update or revise any forward-looking statement, except as required by law. By their nature, forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Factors that might cause such differences include, but are not limited to, a variety of economic, competitive and regulatory factors, many of which are beyond Peabody’s control, including the ongoing impact of the COVID-19 pandemic and factors that are described in Peabody’s Annual Report on Form 10-K for the fiscal year ended Dec. 31, 2022, and other factors that Peabody may describe from time to time in other filings with the SEC. You may get such filings for free at Peabody’s website at www.peabodyenergy.com. You should understand that it is not possible to predict or identify all such factors and, consequently, you should not consider any such list to be a complete set of all potential risks or uncertainties.

3 2022 Peabody Quick Facts(1) 1. All statistics for the year ended December 31, 2022. 2. Total Recordable Incident Frequency Rate (“TRIFR”) equals recordable incidents per 200,000 hours worked; MSHA reported total U.S. TRIFR for 2022 of 2.77. 3. Adjusted EBITDA is a non-GAAP financial measure. Refer to the definitions and reconciliations to the nearest GAAP measure in the appendix. TRIFR(2) 1.13 Employees ~5,500 Acres Restored ~2,300 Countries Served 26 2022 Revenue $5.0 Billion 2022 Adjusted EBITDA(3) $1.8 Billion Tons Sold 124 Million Seaborne Thermal – 16 Million Tons Seaborne Met – 7 Million Tons US Thermal – 101 Million Tons

4 • PRB Thermal • Other US Thermal Mining Operations • Seaborne Met • Seaborne Thermal Peabody Snapshot Surface Mine Underground Mine

5 Peabody’s Three Strategies for Value Creation Continuing to reweight investments toward greater seaborne thermal and metallurgical coal to capture higher growth Asian demand Optimizing our lowest-cost and highest-margin U.S. thermal assets to maximize cash generation De-risking our balance sheet and maximizing cash generation to deliver shareholder returns and reinvest in the portfolio with high-return projects SEABORNE U.S. THERMAL FINANCIAL

6 Seaborne Coal Demand Growing in Key Countries • ASEAN and Indian coal markets expected to continue to grow in coming years for both seaborne met and thermal demand • Peabody’s existing coal portfolio positioned to capture value from demand growth Global Seaborne Met and Thermal Coal Demand Source: Wood Mackenzie Long Term Outlook (Nov 2022) 160 173 194 209 244 220 233 237 242 266 1,227 1,293 1,312 1,314 1,237 2020 2023 2024 2025 2030 ASEAN Demand India Demand Total Global Demand (Million Tonnes)

7 Long Term – The World Needs Steel, Steel Needs Metallurgical Coal • In 2020, the number of buildings in the world over 200 meters high was 1,725 – a 557% increase since 2000 • The higher the building, the higher the steel intensity required • Steel is crucial for rail transport • A wind turbine is comprised of between 84% to 90% iron and steel materials Source: World Steel Association; The graph was obtained from Wood Mackenzie Long Term Outlook (Nov 2022) 1.3 1.2 1.2 0.5 0.7 0.8 1.8 1.9 2.0 2022 2030 2040 BOF EAF/Other Total Global Crude Steel Production (Bt) • Developing world will be reliant on metallurgical coal and the blast furnace process for decades to come • EAF process is often prohibitively expensive and requires an established large scrap base

8 Seaborne Market Dynamics • Russia / Ukraine conflict has redefined trade flows • Supply response challenged by lack of capital investment and ever-increasing barriers to entry • Fundamental demand profile and supply constraints favor prices staying higher than historical levels • Positioned to benefit from market with near-term price exposure to both seaborne and U.S. markets $0 $100 $200 $300 $400 $500 $600 $700 Jan-21 Jul-21 Jan-22 Jul-22 Jan-23 Jul-23 Jan-24 Met Coal Price Performance Met - LV HCC (spot) Met - LV HCC (forward) Source: Platts and ICE Futures. $0 $100 $200 $300 $400 $500 Jan-21 Jul-21 Jan-22 Jul-22 Jan-23 Jul-23 Jan-24 Thermal Coal Price Performance Thermal - NEWC (prompt) Thermal - NEWC (forward) ($ per tonne) ($ per tonne)

9 Supply Side Response Limited Due to High Barriers to Entry Coal Supply Development Constraints Reduced Financing Participants NGO Activity Political Environment Increased Permit Scrutiny Labor Shortage Increased Regulation

10 Portfolio Diversity

Peabody's Business Segments

		Mines	Full Year 2022	
Seaborne Thermal		• Wilpinjong • Wambo Underground • Wambo OC JV	• Tons Sold (millions) • Revenue per Ton • Costs per Ton • Adjusted EBITDA Margin per Ton	15.6 $86.07 $44.65 $41.42
Seaborne Metallurgical		• Shoal Creek • Metropolitan • Coppabella / Moorvale (CMJV)	• Tons Sold (millions) • Revenue per Ton • Costs per Ton • Adjusted EBITDA Margin per Ton	6.6 $243.78 $125.92 $117.86
Powder River Basin		• North Antelope Rochelle • Caballo • Rawhide	• Tons Sold (millions) • Revenue per Ton • Costs per Ton • Adjusted EBITDA Margin per Ton	82.6 $12.89 $12.06 $0.83
Other U.S. Thermal		• Bear Run • Francisco Underground • Wild Boar • Gateway North • Twentymile • El Segundo / Lee Ranch	• Tons Sold (millions) • Revenue per Ton • Costs per Ton • Adjusted EBITDA Margin per Ton	18.4 $51.82 $38.63 $13.19

Note: Revenue per Ton, Costs per Ton and Adjusted EBITDA Margin per Ton are non-GAAP operating/statistical measures. Revenue per Ton and Adjusted EBITDA Margin per Ton are equal to revenue by segment and Adjusted EBITDA by segment, respectively, divided by segment tons sold. Costs per Ton is equal to Revenue per Ton less Adjusted EBITDA Margin per Ton.

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12 Financial Strength from Portfolio Diversity • Adjusted EBITDA of $1.8 billion in 2022 with $501 million in the fourth quarter driven by strong seaborne market pricing • Exposure to growing seaborne markets provides outsized margins in favorable market conditions • U.S. operations consistently deliver positive cash flows • Record Free Cash Flow of $580 million in the fourth quarter Seaborne Thermal $648 Seaborne Metallurgical $782 PRB $68 Other US Thermal $242 Other $105 2022 Adjusted EBITDA ($ in millions) Total $1.8 Billion Note: Adjusted EBITDA and Free Cash Flow are non-GAAP financial measures. Refer to the definitions and reconciliations to the nearest GAAP measure in the appendix.

13 Seaborne Met Coal delivered to Asia Pacific and Atlantic markets Diversity of supply and sourcing from U.S. and Australia Positioned to benefit across price cycles with sustainable cost structure Adjusted EBITDA of $782 million in 2022 Portfolio Diversity Makes Peabody Unique Coal delivered primarily to Asia Pacific market Australian operations anchored by low cost Wilpinjong Mine Consistently high margins throughout price cycle Adjusted EBITDA of $648 million in 2022 Seaborne Thermal U.S. Thermal Coal delivered to U.S. customers in 20+ states Lowest cost in PRB & Other U.S. mines serving large regions where coal leads power generation Maximizing cash generation from baseload demand; consistent positive cash flows Adjusted EBITDA of $311 million in 2022 Note: Adjusted EBITDA is a non-GAAP financial measure. Refer to the definitions and reconciliations to the nearest GAAP measure in the appendix. Significant scale, offering diversity in markets, geography and products

14 68 92 148 101 95 67 42 38 30 15 17 17 19 29 64 80 63 300 340 354 2022 2030 2050 India Japan/Korea/Taiwan China Brazil Vietnam Others Seaborne Met Coal Demand Growing – Supply Response Constrained – Portfolio Well-Positioned • China’s rapid urbanization drove met coal consumption growth the last 15- years, India is projected to drive the next ~25-years • Australia projected to continue to dominate seaborne met coal supply • Most new projected met coal supply is from restarts and expansions • Peabody’s existing met coal portfolio positioned to capture value from demand growth • The planned restart of North Goonyella significantly increases Peabody’s premium HCC value generation profile Seaborne Metallurgical Coal Demand Source: The graph was obtained from Wood Mackenzie Long Term Outlook (Nov 2022) +119% (Million Tonnes)

Seaborne Met Business Segment
Operations Overview

Peabody

Strategic Advantage: Multiple locations and products, positioned to serve Asia Pacific and Atlantic market

Metropolitan Mine

Production: 1.8 million tons
Reserves: 10 million tons
Type: Underground - Longwall
Product: Semi-hard (65%), PCI (25%), Thermal (10%)
Port: Port Kembla Coal Terminal (PKCT)
Location: New South Wales, Australia





CMJV (Coppabella Mine and Moorvale Mine)

Production: 3.9 million tons
Reserves: 14 million tons
Type: Surface - Dragline, Dozer/Cast, Truck/Shovel
Product: Premium Low Volatile PCI
Port: Dalrymple Bay Coal Terminal (DBCT)
Location: Queensland, Australia

Shoal Creek Mine

Production: 0.8 million tons
Reserves: 17 million tons
Type: Underground - LW
Product: Coking – High Vol A
Port: Barge coal to McDuffie Terminal (Mobile, AL)
Location: Alabama



Note: Production is for full year 2022. Reserves are shown as of December 31, 2022.

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16 Unique Organic Growth Opportunity: North Goonyella Redevelopment Takeaways Redevelopment utilizing existing infrastructure and equipment in place Premium grade hard coking coal, considered the cornerstone of coking coal feedstocks globally Proximity advantage to supply India and wider Asia. Regions with strong demand growth forecasts Staged redevelopment for initial 20 million tons delivers attractive financial returns of approximately 25 percent IRR

17 North Goonyella Redevelopment World-Class Infrastructure in Place • Brownfield redevelopment benefits from significant infrastructure with replacement cost estimated at more than $1 billion • Infrastructure includes: Coal Handling Prep Plant (CHPP) with successful history Dedicated accommodation village for over 400 workers New CAT longwall system on the surface Dedicated rail loop connected to Goonyella rail system

18 Thermal Coal Demand • ASEAN and Indian coal markets expected to continue to grow in coming years for seaborne thermal demand • Drivers of market volatility are energy security issues driven by Russia / Ukraine conflict • Peabody’s existing coal portfolio well positioned to deliver into growth regions Source: Wood Mackenzie Long Term Outlook (Nov 2022) (Million Tonnes) Seaborne Thermal Coal Demand +21% 145 151 165 175 201 163 161 163 165 173 624 671 660 640 522 932 984 988 980 897 2020 2023 2024 2025 2030 ASEAN India All Other

19 Thermal Coal Lead all Generation Sources Global Electricity Demand Continues to Grow 40% 35% 28% 24% 2%10% 16% 21% - 5,000 10,000 15,000 20,000 25,000 30,000 35,000 2015 2020 2025 World Electricity Generation (TWh) Coal Natural Gas Oil Nuclear Hydro Renewables Source: BP Energy Outlook, S&P Capital IQ World Electric Power Plants Sep 2022. • Global electricity demand expected to grow by 2.6% between 2020 and 2025 • Coal is forecasted to remain the largest source of electricity generation through 2025 • On average, ~70 GW of global coal generation capacity has been added annually between 2010 and 2020, and another ~140 GW of new coal generation capacity is currently under construction • Seaborne thermal coal demand expected to hold steady over the next several years, coupled with potential supply reductions supports elevated price projections

Seaborne Thermal Business Segment
Operations Overview

Peabody

Strategic Advantage:
High margin operations positioned to serve Asia Pacific market

Wilpinjong Mine

Production: 12.1 million tons (export and domestic)
Reserves: 67 million tons
Type: Surface – Dozer/Cast, Truck/Shovel
Product: Export (5,000-6,000 kcal/kg NAR)
Port: Newcastle Coal Infrastructure Group (NCIG) and Port Waratah Coal Services (PWCS)
Location: New South Wales, Australia





Wambo Open-Cut

Production : 2.0 million tons
Reserves: 31 million tons
Type: Surface - Truck/Shovel
Product: Premium Export (~6000 kcal/kg NAR)
Port: NCIG and PWCS
Location: New South Wales, Australia

Wambo Underground

Production: 1.1 million tons
Reserves: 5 million tons
Type: Underground - Longwall
Product: Premium Export (~6000 kcal/kg NAR)
Port: NCIG and PWCS
Location: New South Wales, Australia



Note: Production is for full year 2022. Reserves are shown as of December 31, 2022.

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21 Seaborne Thermal Life-Extension Opportunities • Targeting to prove up 50Mt+ of reserves in area immediately adjacent to Wilpinjong • Extensive drilling program in progress throughout 2023 • Environmental baseline fieldwork surveys underway Wilpinjong • Recently re-oriented mine plan extending current UG mine life to 2026 • Assessing development options for South Wambo UG with potential for 70Mt+ of reserves within existing approved mining lease Wambo Underground • Evaluating option for 14Mt+ of reserves through the mining of the lower coal seams within the existing mining area Wambo Open-Cut Wilpinjong Wambo

22 U.S. Thermal - Best and Most Diverse Assets in the Right Regions • Peabody is the largest producer in the PRB and is committed to serve customers’ long-term needs – a differentiator • Peabody has a unique ability to supply low-cost products out of the PRB with various qualities ranging from 8,200 Btu up to >8,900 Btu with ultra low sulfur (<0.50 lbs SO2) and low ash • Peabody’s ILB mines have the ability to meet customer requests as they change quality needs • Twentymile accepted in the Atlantic seaborne thermal market as quality is comparable to Russia, Colombia, and South Africa coals with less political / execution risk • El Segundo/Lee Ranch signed a new, long-term coal supply agreement – extending the life of the mine Peabody 35% Arch 28% NTEC 14% Eagle Specialty 12% Kiewit 8% Wyodak 2% Western Fuels 1% 2022 PRB Production by Company Source: MSHA

PRB Business Segment
Operations Overview

Peabody

Strategic Advantage:
Low-cost operations, largest producer, significant reserves, shared resources, technologies

North Antelope Rochelle Mine (NARM)

Production: 60.4 million tons
Reserves: 1,423 million tons
Type: Surface - Dragline, Dozer/Cast, Truck/Shovel
Product: Sub-Bit Thermal (~8,800 BTU/lb, <0.50 lbs SO_2)
Rail: BNSF and UP
Location: Wyoming





Caballo Mine

Production: 12.1 million tons
Reserves: 342 million tons
Type: Surface – Dozer/Cast, Truck/Shovel
Product: Sub-Bit Thermal (~8,500 BTU/lb, 0.80 lbs. SO_2)
Rail: BNSF and UP
Location: Wyoming

Rawhide Mine

Production: 10.3 million tons
Reserves: 117 million tons
Type: Surface – Dozer/Cast, Truck/Shovel
Product: Sub-Bit Thermal (~8,200-8,300 BTU/lb, 0.85 lbs. SO_2)
Rail: BNSF
Location: Wyoming



Note: Production is for full year 2022. Reserves are shown as of December 31, 2022.

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Other U.S. Thermal Business Segment
Operations Overview

Peabody

Strategic Advantage: Located to serve regional customers in high coal utilization regions

Bear Run Mine

Production: 6.7 million tons
Reserves: 136 million tons
Type: Surface - Dragline, Dozer/Cast, Truck/Shovel
Product: Thermal ~11,000 Btu/lb, 4.5 lbs. SO_2
Rail: Indiana Railroad to Indiana Southern / NS and CSX
Location: Indiana





Wild Boar Mine

Production: 2.3 million tons
Reserves: 15 million tons
Type: Surface - Dragline, Dozer/Cast, Truck/Shovel
Product: Thermal ~11,000 Btu/lb, 5.0 lbs. SO_2
Rail: NS or Indiana Southern
Location: Indiana

Francisco Underground

Production: 1.8 million tons
Reserves: 7 million tons
Type: Underground – Continuous Miner
Product: Thermal ~11,500 Btu/lb, 6.0 lbs. SO_2
Rail: NS
Location: Indiana



Note: Production is for full year 2022. Reserves are shown as of December 31, 2022.

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Other U.S. Thermal Business Segment
Operations Overview (continued)

Peabody

with competitive cost operations and ample reserves / resources

Gateway North Mine

Production: 2.4 million tons
Reserves: 43 million tons
Type: Underground – Continuous Miner
Product: Thermal ~11,000 Btu/lb, 5.4 lbs. SO2
Rail: UP
Location: Illinois





Twentymile Mine

Production: 1.5 million tons
Reserves: 11 million tons
Type: Underground – Longwall
Product: Thermal ~11,200 Btu/lb, 0.80 lbs SO2
Rail: UP
Location: Colorado

El Segundo / Lee Ranch Mine

Production: 3.7 million tons
Reserves: 14 million tons
Type: Surface - Dragline, Dozer/Cast, Truck/Shovel
Product: Thermal ~9,250 Btu/lb, 2.0 lbs SO2
Rail: BNSF
Location: New Mexico



Note: Production is for full year 2022. Reserves are shown as of December 31, 2022.

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26 Opportunity to Create Additional Value with Our Existing Assets Peabody Development 1. Measured and Indicated Resources per Peabody 10-K for the year ended December 31, 2022. • Met Coal Resources: 720 million tons of resources(1) - Opportunity: reweight investments towards met coal developments such as North Goonyella • Land: 175,000+ surface acres owned in U.S. - Opportunity: develop solar energy and storage projects such as R3 Renewables - Potential for carbon capture and underground storage • Water: 38 million gallons managed per day - Opportunity: develop pumped hydro generation - Potential sale of water • Methane Gas: 60,000+ tons per year - Opportunity: capture methane from underground facilities - Potential sale for energy generation Joint venture in collaboration with Riverstone Holdings and Summit Partners Pursue development of over 3.0 GW of utility-scale solar PV and 1.5 GW of battery storage Six potential sites on large tracts of land on or near previous coal mining operations in Indiana and Illinois

27 Technology and Collaboration • We support research and key initiatives in low emissions projects and partnerships such as: - Low Emission Technology Australia (LETA) - Carbon Capture Coalition - Carbon Utilization Research Council (CURC) • University of Wyoming School of Energy Resources - Peabody Advanced Coal Technology - Carbon engineering - Carbon Capture, Use and Storage - Coal-derived products • Washington University in St. Louis - Supports the Consortium for Clean Coal Utilization research on carbon capture and storage

28 Financial Strategy • Generate cash in excess of liquidity and capital requirements • Eliminated all senior secured debt in 2022 • Establishing pre-funded trust for all final reclamation at full estimated cost to defease liability • Other debt-like obligations include legacy retiree healthcare and black lung liabilities • Establishing a shareholder return program effective when surety agreement is finalized • Organic investments with primary focus on robust organic project pipeline (e.g., North Goonyella) Secured Debt ARO / Other Debt-Like Balance Sheet Optimization Free Cash Flow Generation Shareholder Returns & Strategic Investments Reinvest in the Portfolio Shareholder Returns

29 Returning Value to Shareholders • A de-risked balance sheet and strong cash flow projections allow us to deliver shareholder returns AND reinvest in the portfolio with high- return projects • Developing shareholder return program - Proportionate to free cash flow generation - Flexible to include dividends and share buybacks - Variable based on prevailing market conditions • Continue to invest in select high-return projects that create long-term shareholder value - Maintain asset portfolio - Reweight towards seaborne markets - Project pipeline of extensions/expansions at Wilpinjong, the CMJV, Metropolitan, and North Goonyella

30 A Compelling Opportunity Our global scale and diversification enable us to target the most attractive market segments Exposed to growing global demand through our met and thermal seaborne segments, while our low-cost US thermal segments produce strong cash flows at attractive margins throughout market cycles Best organic metallurgical coal growth project in the world – North Goonyella mine Diversified portfolio of operations in an industry with high barriers to entry ESG initiatives support business and financial objectives Proven performance as a safe, regulatory compliant producer on two continents with a focus on using existing assets to develop renewable projects makes us a unique producer in the coal space Supported by a “bullet proof” balance sheet and funded sureties program – all in progress Clearly defined path to instituting a 2023 shareholder distribution program

31 Questions?

2 32 Appendix Materials

2023 Guidance Table

Peabody

Segment Performance

	2023 Full Year			
	Total Volume (millions of short tons)	**Priced Volume (millions of short tons)**	**Priced Volume Pricing per Short Ton**	**Average Cost per Short Ton**
Seaborne Thermal	14.5 - 15.5	7	$66.00	$52.00 - $57.00
Seaborne Thermal (Export)	9 - 10	1.5	$206.00	NA
Seaborne Thermal (Domestic)	~5.5	5.5	$28.50	NA
Seaborne Metallurgical	7 - 8	0.9	$216.00	$120.00 - $130.00
PRB U.S. Thermal	85 - 95	92	$13.60	$11.25 - $12.00
Other U.S. Thermal	18 - 19	18.6	$50.50	$38.00 - $42.00

Other Annual Financial Metrics ($ in millions)

	2023 Full Year
SG&A	$90
Cash Interest Payments	$60
Major Project / Growth Capital Expenditures	$200
Total Capital Expenditures	$325
ARO Cash Spend	$60 - $70

Supplemental Information

Seaborne Thermal	45% of unpriced export volumes are expected to price on average at Globalcoal "NEWC" levels and 55% are expected to have a higher ash content and price at 80-95% of API 5 price levels.
Seaborne Metallurgical	On average, Peabody's metallurgical sales are anticipated to price at 75-80% of the premium hard-coking coal index price (FOB Australia).
PRB and Other U.S. Thermal	PRB and Other U.S. Thermal volumes reflect volumes priced at December 31, 2022. Weighted average quality for the PRB segment 2023 volume is approximately 8650 BTU.

Certain forward-looking measures and metrics presented are non-GAAP financial and operating/statistical measures. Due to the volatility and variability of certain items needed to reconcile these measures to their nearest GAAP measure, no reconciliation can be provided without unreasonable cost or effort.

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Reconciliation of Non-GAAP Measures

Peabody

	Quarter Ended Dec. 31, 2022	Year Ended Dec. 31, 2022
Tons Sold (In Millions)		
Seaborne Thermal Mining Operations	4.1	15.6
Seaborne Metallurgical Mining Operations	2.0	6.6
Powder River Basin Mining Operations	21.2	82.6
Other U.S. Thermal Mining Operations	5.0	18.4
Total U.S. Thermal Mining Operations	26.2	101.0
Corporate and Other	0.2	0.5
Total	32.5	123.7
Revenue Summary (In Millions)		
Seaborne Thermal Mining Operations	$ 386.3	$ 1,345.6
Seaborne Metallurgical Mining Operations	451.1	1,616.9
Powder River Basin Mining Operations	294.1	1,065.5
Other U.S. Thermal Mining Operations	262.8	952.2
Total U.S. Thermal Mining Operations	556.9	2,017.7
Corporate and Other [(1)]	231.8	1.7
Total	$ 1,626.1	$ 4,981.9
Total Reporting Segment Costs Summary (In Millions) [(2)]		
Seaborne Thermal Mining Operations	$ 177.2	$ 698.0
Seaborne Metallurgical Mining Operations	263.3	835.2
Powder River Basin Mining Operations	269.4	997.3
Other U.S. Thermal Mining Operations	205.0	709.8
Total U.S. Thermal Mining Operations	474.4	1,707.1
Corporate and Other	3.3	2.0
Total	$ 918.2	$ 3,242.3
Adjusted EBITDA (In Millions) [(3)]		
Seaborne Thermal Mining Operations	$ 209.1	$ 647.6
Seaborne Metallurgical Mining Operations	187.8	781.7
Powder River Basin Mining Operations	24.7	68.2
Other U.S. Thermal Mining Operations	57.8	242.4
Total U.S. Thermal Mining Operations	82.5	310.6
Middlemount [(4)]	10.9	132.8
Resource Management Results [(5)]	6.8	29.3
Selling and Administrative Expenses	(24.3)	(88.8)
Other Operating Costs, Net [(6)]	27.7	31.5
Adjusted EBITDA [(3)]	$ 500.5	$ 1,844.7

Note: Refer to definitions and footnotes on slide 36.

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35 Reconciliation of Non-GAAP Measures Note: Refer to definitions and footnotes on slide 36. Quarter Ended Year Ended Dec. 31, 2022 Dec. 31, 2022 Reconcil iation of Non-GAAP Financial Measures (In Mill ions) Income from Continuing Operations, Net of Income Taxes 641.5$ 1,317.4$ Depreciation, Depletion and Amortization 90.2 317.6 Asset Retirement Obligation Expenses 8.6 49.4 Restructuring Charges 0.1 2.9 Asset Impairment 9.5 11.2 Changes in Deferred Tax Asset Valuation Allowance and Reserves and Amortization of Basis Difference Related to Equity Affi l iates (0.6) (2.3) Interest Expense 29.5 140.3 Net Loss on Early Debt Extinguishment 23.4 57.9 Interest Income (12.1) (18.4) Net Mark-to-Market Adjustment on Actuarially Determined Liabil ities (27.8) (27.8) Unrealized (Gains) Losses on Derivative Contracts Related to Forecasted Sales (199.3) 35.8 Unrealized (Gains) Losses on Foreign Currency Option Contracts (2.1) 2.3 Take-or-Pay Contract-Based Intangible Recognition (0.6) (2.8) Income Tax Benefit (59.8) (38.8) Adjusted EBITDA (3) 500.5$ 1,844.7$ Operating Costs and Expenses 927.8$ 3,290.8$ Unrealized Gains (Losses) on Foreign Currency Option Contracts 2.1 (2.3) Take-or-Pay Contract-Based Intangible Recognition 0.6 2.8 Net Periodic Benefit Credit, Excluding Service Cost (12.3) (49.0) Total Reporting Segment Costs (2) 918.2$ 3,242.3$ Net Cash Provided By Operating Activities 669.5$ 1,173.6$ Net Cash Used In Investing Activities (89.8) (28.7) Free Cash Flow (7) 579.7$ 1,144.9$

Reconciliation of Non-GAAP Measures: Definitions

Peabody

Note: Management believes that non-GAAP performance measures are used by investors to measure our operating performance. These measures are not intended to serve as alternatives to U.S. GAAP measures of performance and may not be comparable to similarly-titled measures presented by other companies.

(1) Includes net gains (losses) related to unrealized mark-to-market adjustments on derivatives related to forecasted sales of:

	Quarter Ended Dec. 31, 2022	Year Ended Dec. 31, 2022
	(In Millions)	
Net unrealized gain (loss)	$ 199.3	$ (35.8)

(2) Total Reporting Segment Costs is defined as operating costs and expenses adjusted for the discrete items that management excluded in analyzing each of our segment's operating performance as displayed in the reconciliation above. Total Reporting Segment Costs is used by management as a component of a metric to measure each of our segment's operating performance.

(3) Adjusted EBITDA is defined as income from continuing operations before deducting net interest expense, income taxes, asset retirement obligation expenses and depreciation, depletion and amortization. Adjusted EBITDA is also adjusted for the discrete items that management excluded in analyzing each of our segment's operating performance as displayed in the reconciliation above. Adjusted EBITDA is used by management as the primary metric to measure each of our segment's operating performance and allocate resources.

(4) We account for our 50% equity interest in Middlemount Coal Pty Ltd. (Middlemount), which owns the Middlemount Mine, under the equity method. Middlemount's standalone results exclude the impact of related changes in deferred tax asset valuation allowance and reserves and amortization of basis difference recorded by the Company in applying the equity method. Middlemount's standalone results include (on a 50% attributable basis) :

	Quarter Ended Dec. 31, 2022	Year Ended Dec. 31, 2022
	(In Millions)	
Tons sold	0.4	1.6
Depreciation, depletion and amortization and asset retirement obligation expenses	$ 1.7	$ 7.4
Net interest expense	(0.2)	-
Income tax provision	4.8	55.3

(5) Includes gains (losses) on certain surplus coal reserve and surface land sales and property management costs and revenue.

(6) Includes trading and brokerage activities; costs associated with post-mining activities; minimum charges on certain transportation-related contracts; and costs associated with suspended operations including the North Goonyella Mine.

(7) Free Cash Flow is defined as net cash provided by operating activities less net cash used in investing activities and excludes cash outflows related to business combinations. Free Cash Flow is used by management as a measure of our financial performance and our ability to generate excess cash flow from our business operations.

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